First Quarter 2024 Earnings Call Nasdaq: RCM May 8, 2024 Exhibit 99.2

© 2024 R1 RCM, Inc. All Rights Reserved. Proprietary Confidential Information. 2 Forward-Looking Statements This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth and future performance, including, but not limited to, the Company’s ability to complete or integrate acquisitions as planned and to realize the expected benefits from acquisitions, including the acquisition of Acclara, statements about challenges faced by health systems and their revenue cycle operations and the role of the Company’s solutions therein, impacts of the Change Healthcare cyberattack and the customer bankruptcy on the Company, the Company's strategic initiatives, the Company's capital plans, the Company's costs, the Company's ability to successfully implement new technologies, the Company's future financial and operational performance, and the Company's liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” "should,” “target,” “would,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the Company's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the impact that the review of strategic alternatives could have on the Company or its stock price; (ii) the outcome and timing of the review of strategic alternatives and a suspension thereof; (iii) economic downturns and market conditions beyond the Company’s control, including high inflation; (iv) the quality of global financial markets; (v) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisitions of Cloudmed and Acclara; (vi) the Company’s ability to retain existing customers or acquire new customers; (vii) the development of markets for the Company’s revenue cycle management offering; (viii) variability in the lead time of prospective customers; (ix) competition within the market; (x) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (xi) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (xii) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; (xiii) the volatility of the Company’s stock price; (xiv) the impact of the recent restatements of the financial statements for the applicable periods on the price of the Company’s common stock, reputation and relationships with its investors, suppliers, customers, employees and other parties; and (xv) the Company’s substantial indebtedness. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company's annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q and any other periodic reports that the Company may file with the U.S. Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Subsequent events and developments, including actual results or changes in the Company's assumptions, may cause the Company's views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements. Non-GAAP Financial Information Some of the financial information and data contained in this presentation, including Adjusted EBITDA (and related measures), have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the Appendix located at the end of this presentation for reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures.

© 2024 R1 RCM, Inc. All Rights Reserved. Proprietary Confidential Information. 3 CEO Summary • Align Go-To-Market approach with customers • Focus on operational delivery • Execute against technology roadmap 2024 Business Priorities Financial Results Q1’24 Q1’24 Business Highlights • Flexible models resonated with the market – bookings and pipeline remained strong • Delivered strong results – expanded within existing customer base, worked with customers to address cyberattack • Advanced technology initiatives and launched new use cases Note1: Adjusted cost of services, adjusted SG&A expense, and adjusted EBITDA are non-GAAP financial measures; refer to the Appendix for reconciliations of non-GAAP financial measures. ($ in millions) Revenue $ 603.9 Adjusted Cost of Services1 $ 401.1 Adjusted SG&A Expense1 $ 50.6 Adjusted EBITDA1 $ 152.2

© 2024 R1 RCM, Inc. All Rights Reserved. Proprietary Confidential Information. 4 Q1’24 Performance Compared to Prior Year ($ in millions) Q1’24 Q1’23 % Change Revenue $ 603.9 $ 545.6 10.7% Adjusted Cost of Services1 $ 401.1 $ 362.2 10.7% Adjusted SG&A Expense1 $ 50.6 $ 41.2 22.8% Adjusted EBITDA1 $ 152.2 $ 142.2 7.0% • Revenue growth was driven by Acclara and new modular business partially offset by known attrition and expected divestitures, as well as the impact of the Change Healthcare cyberattack and modular client bankruptcy • Adjusted cost of services increase was driven by the addition of Acclara and technology investments partially offset by continued cost savings and realization of synergies • Adjusted SG&A expense increase was primarily driven by the addition of Acclara • Adjusted EBITDA increase driven by Acclara contribution, base revenue growth, continued cost optimization initiatives and timing of new business investments partially offset by the Change Healthcare cyberattack Note1: Adjusted cost of services, adjusted SG&A expense, and adjusted EBITDA are non-GAAP financial measures; refer to the Appendix for reconciliations of non-GAAP financial measures.

© 2024 R1 RCM, Inc. All Rights Reserved. Proprietary Confidential Information. 6 Q1’24 Cash Generation and Liquidity Net Debt1 Liquidity2 • Cash and cash equivalents totaled $178.0 million at March 31, 2024 • First quarter 2024 cash flow from operating activities was $46.7 million • Net debt leverage3 was 2.9x at March 31, 2024 • Total liquidity of $696.8 million reflecting cash and cash equivalents and borrowing capacity under the revolver at March 31, 2024 Note1: Net debt and adjusted EBITDA are non-GAAP financial measures; refer to the Appendix for reconciliations of non-GAAP financial measures. Note2: Includes cash, cash equivalents, and borrowing capacity under our revolver. Note3:Net debt leverage is based on credit facility definitions. $1,483 $2,133 Q4’23 Q1’24 $772 $697 Q4’23 Q1’24

Updated FY 2024 Outlook

($ in millions)	**Original FY'24** Outlook	**Updated FY'24** Outlook
Revenue	$2,625 - $2,675	$2,600 - $2,640
Net Operating Income	$105 - $135	$85 - $105
Adj. EBITDA[1]	$650 - $670	$625 - $650

Qualitative Overview

- Expected Change Healthcare impact:
  - Revenue impact of approximately $20 million for the FY including lower incentives fees and a shift in timing for base fee revenue in 2H'24
  - $25 million Adj. EBITDA impact for the FY
- Expected Acclara revenue of $275 - $280 million due to harmonization of Acclara businesses and customer contracts. No change to Adj. EBITDA outlook for Acclara

Note[1]: Adjusted EBITDA is a non-GAAP financial measure; refer to the Appendix for reconciliations of non-GAAP financial measures.

© 2024 R1 RCM, Inc. All Rights Reserved. Proprietary Confidential Information.
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© 2024 R1 RCM, Inc. All Rights Reserved. Proprietary Confidential Information. 8 Other Outlook Assumptions • Continue to assume low single digit year-over-year growth for base net operating fees • No changes to our assumption on customer attrition and facility divestitures • Modular and other revenue, excluding Acclara, to grow low double digits • Capital expenditures of approximately 5% of revenue • Other expenses of approximately $105 - $120 million, including Acclara transaction and integration related expenses • Interest expense in the range of $175 - $180 million, including the impact of Acclara • Depreciation and amortization expense of $330 - $350 million

Appendix

© 2024 R1 RCM, Inc. All Rights Reserved. Proprietary Confidential Information. 10 Use of Non-GAAP Financial Measures • In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income (loss) before net interest income/expense, income tax provision/benefit, depreciation and amortization expense including the amortization of cloud computing arrangement implementation fees, share-based compensation expense, CoyCo, L.P. (“CoyCo 2”) share-based compensation expense, strategic initiatives costs, and certain other items. • Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. • Adjusted EBITDA should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. Note1:.For details, see Note 9, Other Expenses, to the Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited) (In millions) 2024E GAAP Operating Income Guidance $85-105 Plus: Depreciation and amortization expense $330-350 Share-based compensation expense $85-95 Strategic initiatives, severance and other costs $105-120 Adjusted EBITDA Guidance $625-650 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA (Unaudited) (In millions) Three Months Ended March 31, 2024 2023 Net income (loss) $ (35.1) $ 1.6 Net interest expense 41.3 30.7 Income tax provision 1.8 1.4 Depreciation and amortization expense 78.3 66.0 Share-based compensation expense 30.2 10.5 CoyCo 2 share-based compensation 1.8 1.8 Other expenses (1) 33.9 30.2 Adjusted EBITDA (non-GAAP) $ 152.2 $ 142.2

© 2024 R1 RCM, Inc. All Rights Reserved. Proprietary Confidential Information. 11 Reconciliation of Non-GAAP Financial Measures Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited) (In millions) Three Months Ended March 31, 2024 2023 Cost of services $ 497.6 $ 434.7 Less: Share-based compensation expense 18.3 6.4 CoyCo 2 share-based compensation expense 0.5 0.5 Depreciation and amortization expense 77.7 65.6 Non-GAAP cost of services $ 401.1 $ 362.2 Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited) (In millions) Three Months Ended March 31, 2024 2023 Selling, general and administrative $ 64.4 $ 47.0 Less: Share-based compensation expense 11.9 4.1 CoyCo 2 share-based compensation expense 1.3 1.3 Depreciation and amortization expense 0.6 0.4 Non-GAAP selling, general and administrative $ 50.6 $ 41.2 Reconciliation of Total Debt to Net Debt (Unaudited) (In millions) March 31, December 31, 2024 2023 Senior Revolver $ 80.0 $ — Term A Loans 1,162.5 1,162.5 Term B Loans 1,068.8 493.8 Total debt 2,311.3 1,656.3 Less: Cash and cash equivalents 178.0 173.6 Net Debt $ 2,133.3 $ 1,482.7